Convertible Loans	6 Months Ended
Jun. 30, 2024
Convertible Loans [Abstract]
CONVERTIBLE LOANS

NOTE 9 – CONVERTIBLE LOANS

March 2022 Note

On March 10, 2022, the Company entered into a securities purchase agreement with an accredited investor for the issuance of a Convertible Promissory Note (the “Note”) in the aggregate principal amount of $3,105,000 with a maturity date of twelve months after the payment of the purchase price for the Note, which will be converted into Company’s common shares. The Note carries an original issue discount of $90,000. In addition, the Company paid $15,000 to the investor to cover legal fees, accounting fees, due diligence etc. On October 13, 2022, the Company entered into a standstill agreement with the investor. Pursuant to the standstill agreement, the investor will not seek to convert any portion of the Note for a period beginning as of the date of the agreement and ending on December 10, 2022 (the “Standstill Period”). Balance of the Note were increased by $310,500.00 (the “Standstill Fee”) as of the date of the agreement. The fair value of the Note was $3,922,686 as of December 31, 2022.On May 26, 2023, the Company entered into an extension agreement with the investor to extend the maturity date until March 10, 2024. Balance of the Note were increased by $145,569 as of the date of the agreement.

The principal balance of $100,000 of the March 2022 Note was converted into 2,908 common shares of the Company on December 20, 2022. The remaining balance of $3,461,069 was converted into 279,660 common shares of the Company during the year ended December 31, 2023.

For the six months ended June 30, 2023, due to change in fair value of convertible debentures, the Company recorded a change in fair value of convertible loan of $57,985 in other expense. Interest expense recognized for these convertible debentures were $69,821 for the six months ended June 30, 2023.